Selling and administrative expenses	12 Months Ended
Dec. 31, 2022
Selling and administrative expenses [Abstract]
Selling and administrative expenses
5.	Selling and administrative expenses

There were £12,125,000 of foreign exchange gains, which the Group classifies within Selling and administrative expenses, for the year ended December 31, 2022, compared to gains of £457,000 and £5,000 in the years ended December 31, 2021 and 2020, respectively. These gains arise on a number of foreign currency items, including the translation of monetary foreign currency balances in the Group’s main operating subsidiary in the United Kingdom, which was significantly impacted by changes in exchange rates between pounds sterling and U.S. dollars in the year ended December 31, 2022.